                                                                      EXHIBIT 10

                         REGISTRATION RIGHTS AGREEMENT

                          Dated as of October 14, 1997

                                 by and between

                            HEWLETT-PACKARD COMPANY

                                      and

                              MERRILL LYNCH & CO.
               Merrill Lynch, Pierce, Fenner & Smith Incorporated

                       Liquid Yield Option/TM/ Notes due 2017
                          (Zero Coupon - Subordinated)



/TM/Trademark of Merrill Lynch & Co., Inc.

                         REGISTRATION RIGHTS AGREEMENT

          This Registration Rights Agreement (this "Agreement") is made and entered into as of October 14, 1997 by and between Hewlett-Packard Company, a California corporation (the "Company"), and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation (the "Purchaser").

          This Agreement is made pursuant to the Purchase Agreement, dated as of October 7, 1997 (the "Purchase Agreement"), between the Company and the Purchaser, which provides for the sale by the Company to the Purchaser of $1,800,000,000 aggregate principal amount at maturity of the Company's Liquid Yield Option/TM/ Notes due 2017 (Zero Coupon--Subordinated) (the "LYONs") and the grant by the Company to the Purchaser of an option to purchase all or any part of an additional $200,000,000 aggregate principal amount at maturity of its LYONs. In order to induce the Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

          The parties hereby agree as follows:

SECTION 1.     DEFINITIONS.
               -----------

          Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement or the Indenture. As used in this Agreement, the following terms shall have the following meanings:

          Closing Date:  October 14, 1997, or such other date as may be agreed
          ------------
upon for the sale and purchase of the LYONs pursuant to the Purchase Agreement.

          Common Stock:  the common stock of the Company, par value $1.00 per
          ------------
share.

          Exchange Act:  The Securities Exchange Act of 1934, as amended, and
          ------------
the rules and regulations of the SEC promulgated thereunder.


/TM/Trademark of Merrill Lynch & Co., Inc.

          Indenture:  The Indenture, dated as of October 14, 1997, between the
          ---------
Company and Chase Trust Company of California, as Trustee, pursuant to which the LYONs are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

          Prospectus:  The prospectus included in any Registration Statement
          ----------
(including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

          Registrable Securities:  All LYONs and shares of Common Stock that are
          ----------------------
Restricted Securities.

          Registration Expenses:  See Section 5 hereof.
          ---------------------

          Registration Statement:  Any registration statement of the Company
          ----------------------
that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          Restricted Securities:  Any and all LYONs upon original issuance
          ---------------------
thereof (and any shares of Common Stock issued upon conversion thereof other than pursuant to an effective registration statement under the Securities Act) and at all times subsequent thereto until, as to any Restricted Security, (i) the sale of such Restricted Security has been effectively registered under the Securities Act and such Restricted Security has been disposed of in accordance with the method of distribution set forth in the Registration Statement relating thereto, (ii) it is distributed to the public pursuant to Rule 144, or
(iii) is otherwise able to be sold, pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act.

          SEC:  The Securities and Exchange Commission.
          ---

          Securities Act:  The Securities Act of 1933, as amended, and the rules
          --------------
and regulations promulgated by the SEC thereunder.

          Shelf Registration:  See Section 3 hereof.
          ------------------

          Special Counsel:  Any special counsel to the holders of Registrable
          ---------------
Securities, for which holders of Registrable Securities will be reimbursed pursuant to Section 5 hereof.

          TIA:  The Trust Indenture Act of 1939, as amended.
          ---

SECTION 2. SECURITIES SUBJECT TO THIS AGREEMENT.
           ------------------------------------

               (a) Securities.  The securities entitled to the benefits of this
                   ----------
Agreement are the Registrable Securities.

               (b) Holders of Registrable Securities.  A Person is deemed to be
                   ---------------------------------
a holder of Registrable Securities whenever such Person beneficially owns Registrable Securities; provided that only Registrable Securities of holders who are registered holders of Registrable Securities shall be counted for purposes of calculating any proportion of holders of Registrable Securities entitled to take action or give notice pursuant to this Agreement.

SECTION 3. SHELF REGISTRATIONS.
           -------------------

               (a) Shelf Registrations.  As promptly as practicable and in no
                   -------------------
event later than 90 days after the date hereof, the Company shall prepare and file with the SEC a Registration Statement (which may include any previously filed Registration Statement meeting the requirements set forth herein) under the Securities Act for an offering to be made on a continuous basis pursuant to Rule 415 (or any similar rule that may be adopted by the SEC) under the Securities Act covering all the Registrable Securities (the "Shelf Registration").

               (b) The Shelf Registration shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by such holders in the manner or manners designated by them.

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

               (c) The Company shall use its reasonable efforts to cause the Shelf Registration to become effective under the Securities Act in accordance with Section 3(a) hereof and shall keep the Shelf Registration continuously effective (i) as it applies to the LYONs, for a period of one year from the Closing Date, and (ii) as it applies to the Common Stock issuable upon conversion of the LYONs, for a period of two years from the Closing Date or, in either case, such shorter period that will terminate when all Registrable Securities covered by the Shelf Registration are no longer Restricted Securities. The Company shall also supplement or make amendments to any Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used by the Company or if required by the Securities Act.

SECTION 4. REGISTRATION PROCEDURES
           -----------------------

      (A) Registration Procedures - Company
          ---------------------------------

          In connection with the registration obligations pursuant to Section 3 hereof, the Company shall use reasonable efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the then intended method or methods of disposition thereof, and pursuant thereto, the Company shall as expeditiously as possible:

                (a) prepare and file with the SEC, within the time period specified in Section 3, a Registration Statement or Registration Statements on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof, and use reasonable efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (excluding the Company's filings with the SEC under the Exchange Act), the Company shall furnish to the Special Counsel copies of the Registration Statement or Prospectus and all such documents in the form proposed to be filed at least two business days prior thereto, which documents will be subject to the review of the Special Counsel, and the Company shall not file any such Registration Statement or amendment thereto or any Prospectus or any sup plement thereto to which the Special Counsel shall reasonably object on a timely basis, unless the Company is advised by its counsel that such Registration Statement or amendment thereto or any Prospectus or supplement thereto is required to be filed by applicable law;

                (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act;

                (c) promptly notify the Special Counsel with respect to any event contemplated by clause (i), (ii), (iii), (iv), (v) or (vi) and, with respect to any event contemplated by clause (i)(B), (iv), (v), or (vi) below, notify such holders promptly (and in each case, if requested, confirm any such oral or telephonic notice in writing), (i) when a Prospectus or any prospectus supplement or post-effective amendment related to such Registrable Securities
(A) has been filed, and, (B) with respect to a Registration Statement or any post-effective amendment related to such Registrable Securities, when the same has become effective; (ii) of the receipt of any comments from the SEC; (iii) of any request by the SEC for amendments or supplements to a Registration
Statement or related Prospectus or for additional information; (iv) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;
(v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale or exchange in any jurisdiction of the United States of America or the initiation of any proceeding for such purpose; (vi) of the happening of any event that makes any statement of a material fact made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or that requires the making of any changes in a Registration Statement or related Prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that the timely filing of a report under the Exchange Act which is incorporated by reference in the Registration Statement and related Prospectus shall constitute effective notice under this subsection
(vi)); and (vii) of the determination of the Company that a post-effective amendment to a Registration Statement would be appropriate;

                (d) use its reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale or exchange in any jurisdiction of the United States of America, as promptly as practicable;

                (e) if reasonably requested by any holder of Registrable Securities covered by a Registration Statement, (i) promptly incorporate in a prospec tus supplement or post-effective amendment such information with respect to the holder and such holder's planned method of disposition as such holder reasonably requests to be included therein as necessary so that the Registration Statement does not include an untrue statement of a material fact or omit to state a material fact with respect to such holder or such holder's planned method of distribution, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as the Company has received notification of the matters to be incorporated in such prospectus supplement or such post-effective amendment, and (iii) supplement or make amendments to any Registration Statement as is required by applicable law;

                (f) furnish to each selling holder of Registrable Securities upon request, and the Special Counsel, without charge, at least one conformed copy of the Registration Statement or Statements and any post-effective amendment thereto, including financial statements and schedules, without charge.

                (g) deliver to each selling holder of Registrable Securities and the Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each preliminary prospectus) and any amendment or supple ment thereto (other than the documents incorporated by reference therein) as such Persons may reasonably request for the purposes of confirming sales under the Registration Statement; the Company consents to the use of such Prospectus or any amendment or supplement thereto in accordance with applicable law by each of the selling holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in accordance with applicable law;

                (h) prior to any public offering of Registrable Securities, use its reasonable efforts to register or qualify or cooperate with the selling holders of Registrable Securities and the Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale, as the case may be, under the securities or Blue Sky laws of such state or local jurisdictions in the United States as any seller reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably required to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however,
                                                             --------  -------
that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) register or qualify securities prior to the effective date of any Registration Statement under Section 3 hereof;

                (i) cooperate with the selling holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities, which certificates shall not bear any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names, in all cases consistent with the requirements set forth in the Indenture, as the holders may request;

                (j) subject to the exceptions contained in (A), (B) and (C) of subsection (h) hereof, use its reasonable efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other federal, state and local governmental regulatory agencies or authorities in the United States as may be necessary, by virtue of the business and operations of the Company, to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities and cooperate with each seller of Registrable Securities in connection with any filings required to be made with the National Association of Securities Dealers, Inc.;

                (k) other than when sales of Registerable Securities are not permitted pursuant to Section 4(B)(c) and Section 4(B)(d), upon the occurrence of any event contemplated by paragraph 4(c)(vi) or 4(c)(vii) above, as promptly as practicable thereafter, prepare and file with the SEC a supplement or post-effective amendment to the applicable Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                (l) cause the Indenture to be qualified under the TIA not later than the effective date of any Registration Statement; and in connection there with, cooperate with the Trustee to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use their reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

                (m) comply with all applicable rules and regulations of the SEC and make generally available to the Company's securityholders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder no later than the date required for the filing of the applicable forms referred to in Rule 158 under the Exchange Act, commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of a Registration Statement, which statement shall cover said 12-month period; and

                (n) (i) list all LYONs and Common Stock covered by such Registration Statement on any securities exchange on which the Common Stock is then listed or (ii) authorize for quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or the National Market System of NASDAQ all LYONs and Common Stock covered by such Registration Statement if the Common Stock is then so authorized for quotation.

     (B) Registration Procedures - Holders
         ---------------------------------

                (a) The Company may require each selling holder of Registrable Securities under a Shelf Registration to furnish to the Company such information regarding such selling holder and the distribution of such Registrable Securities, including the information specified in Item 507 of Regulation S-K under the Securities Act, as the Company may from time to time reasonably request in writing, and each holder in acquiring such Registrable Securities agrees to supply such information to the Company promptly upon such request but in no event later than the 30th day after such written request is made pursuant to Section 8(d) hereof. Further, if at any time a selling holder determines that any information supplied by such holder pursuant to the preceding sentence or otherwise contained in the Registration Statement or any amendment or supplement thereto is no longer accurate in any material respect, it shall promptly supply the Company with the correct information.

                (b) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that (i) such holder will promptly (and in any case within two business days after completion of such sale or distribution) notify the Company following any sale of Registrable Securities under a Shelf Registration or distribution to the public pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A under the Securities Act) and (ii) upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(iv), 4(c)(v), or 4(c)(vi) hereof, such holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus and will not resume disposition of such Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(k) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed and has received copies of the Registration Statement and Prospectus and any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

                (c) If the Company determines (at any time and in its sole discretion), to suspend use of the Shelf Registration due to pending material corporate developments or similar material events that have not yet been publicly disclosed, the Company shall deliver a certificate in writing, signed by an authorized officer to the holders of Registrable Securities and the Special Counsel to the effect of the foregoing and upon receipt of such certificate such holders will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus and will not resume disposition of such Registrable Securities until such holders' receipt of copies of a supplemental or amended Prospectus, or until it is advised in writing by the Company that such Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Company will use reasonable efforts to ensure that use of the Shelf Registration Statement may be resumed as promptly as is practicable. The period of time that the Shelf Registration Statement is not available for sales as a result of events under this Section 4(B)(c) shall not exceed in the aggregate 30 days in any 12 month period. Each day that the Shelf Registration Statement is not available for sales of Registrable Securities shall extend by such day the period of time that the Shelf Registration Statement would have to remain effective under Section 3(c).

                (d) Notwithstanding anything to the contrary contained herein, a holder of Registerable Securities shall not have a right to sell such Regis-trable Securities under the Shelf Registration Statement from January 16, 1998 through and including February 18, 1998; from April 15, 1998 through and including May 19, 1998; from July 15, 1998 through and including August 18, 1998; from October 14, 1998 through and including November 17, 1998; from January 18, 1999 through and including February 17, 1999; from April 14, 1999 through and including May 18, 1999; from July 16, 1999 through and including August 17, 1999; and from October 14, 1999 through and including November 16, 1999.

SECTION 5. REGISTRATION EXPENSES.
           ---------------------

                (a) The Company shall pay all fees and expenses incurred by it or Purchaser incident to the performance of or compliance with this Agreement by the Company including, without limitation, (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees,
(ii) all fees and expenses incurred in connection with compliance with state securities or Blue Sky laws (including reasonable fees and disbursements of counsel for any holders in connection with Blue Sky qualification of any of the Registrable Securities), (iii) all expenses in preparing or assisting in preparing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, other documents relating to the Company's performance of and compliance with this Agree ment, (iv) fees and disbursements of counsel for the Company and the Special Counsel in accordance with the provisions of Section 5(b) hereof, and (v) all rating agency fees, but excluding fees of any special accountants retained by the selling holders, and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a holder of Registrable Securities.

                (b) In connection with any registration hereunder, the Company shall reimburse the holders of the Registrable Securities being registered or tendered for in such registration for the reasonable fees (not to exceed, without the consent of the Company, $10,000) and disbursements of not more than one firm of attorneys representing the selling holders, which firm shall be chosen by the holders of a majority in amount of the Registrable Securities.

SECTION 6. INDEMNIFICATION.
           ---------------

                (a) The Company agrees to indemnify and hold harmless the Purchaser and each holder of Registrable Securities and each person, if any, who controls the Purchaser or any holder of Registrable Securities within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:

               (i) against any and all loss, liability, claim, damage and reasonable expense (including the reasonable fees and disbursements of counsel) whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration State ment (or any amendment thereto), or the omission or alleged omission there from of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (ii) against any and all loss, liability, claim, damage and reasonable expense (including the reasonable fees and disbursements of counsel) whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced, or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

               (iii) against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel), reason ably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, com-menced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss,
--------  -------
liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Purchaser or such holder of Registrable Securities (which also acknowledges the indemnity provisions herein) and each person, if any, who controls the Purchaser or any such holder of Registrable Securities expressly for use in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

                (b) In connection with any Shelf Registration in which a holder of Registrable Securities is participating, in furnishing information relating to such holder of Registrable Securities to the Company in writing expressly for use in such Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto, the holders of such Registrable Securities agree, severally and not jointly, to indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and the Company, its directors and officers who sign a Registration Statement and each person, if any, who controls the Company within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such holder of Registrable Securities (which also acknowledges the indemnity provisions herein) and each person, if any, who controls any such holder of Registrable Securities expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          The Purchaser agrees to indemnify and hold harmless the Company, the holders of Registrable Securities, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any holder of Registrable Securities within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospec tus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the

Purchaser expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

                (c) In case any action, suit or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought against any indemnified party (other than the Company) or any person controlling such indemnified party, based upon the Registration Statement or the Prospectus and with respect to which indemnity may be sought against the Company pursuant to
Section 6(a), such indemnified party shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of such counsel (such counsel to be reasonably acceptable to such indemnified party as described below) and payment of all expenses. Any such indemnified party shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such separate counsel shall be at the expense of such indemnified party unless (A) the employment of such counsel shall have been specifically authorized in advance in writing by the Company, (B) the Company shall have failed to assume the defense and employ counsel within 30 days after notification from the Initial Purchaser or (C) the named parties to any such action, suit or proceeding (including any impleaded parties) shall include both such indemnified party and the Company, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from, or additional to, those available to the Company (in which case, if such indemnified party notifies the Company in writing that it selects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action, suit or proceeding on behalf of such indemnified party, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such indemnified parties, which firm shall be designated in writing as set forth below). In such case involving the Purchaser and control persons of the Purchaser, such firm shall be designated in writing by the Purchaser and shall be reasonably acceptable to the Company. In such case involving the holders of Registrable Securities and such controlling persons of holders of Registrable Securities, such firm shall be designated in writing by holders of a majority in amount of the Registrable Securities. In case any action, suit or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought against the Company, any of the Company's directors or officers, or any person controlling the Company, with respect to which indemnity may be sought against any indemnifying party other than the Company pursuant to
Section 6(b), such indemnifying party shall have the rights and duties given to the Company by this Section 6(c), and the Company, the Company's directors and officers and any such controlling person shall have the rights and duties given to the indemnified party by this Section 6(c). In such cases where the Company is the indemnified party, such firm shall be designated by the Company.

                No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                (d) If at any time an indemnified party shall have requested, in writing, an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settle ment being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement; provided, however, if at any time an indemnified party shall have re quested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by this Section 6(d) effected without its written consent if
(x) such indemnifying party reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable; and (y)
such indemnifying    party provides written notice to the indemnified party
substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

                (e) If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

                The relative fault of the Company on the one hand and the holders of the Registrable Securities or the Purchaser on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue state ment of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the holder of the Registrable Securities or the Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6(e). The aggregate amount of losses, liabilities, claims, damages, and expenses incurred by an indemnified party and referred to above in this Section 6(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any govern mental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission.

                Notwithstanding the provisions of this Section 6, no holder of Registrable Securities shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such holder of Registrable Securities and distributed to the public were offered to the public exceeds the amount of any damages that such holder of Registrable Securities has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                For purposes of this Section 6(e), each person, if any, who controls the Purchaser or any holder of Registrable Securities within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution of such Purchaser or holder, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

SECTION 7. RULES 144 AND 144A.
           ------------------

                The Company shall use its reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any holder of Registrable Securities, make available other information as required by, and so long as necessary to permit, sales of its Registrable Securities pursuant to Rules 144 and 144A under the Securities Act or, in each case, any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such rule. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

SECTION 8. MISCELLANEOUS.
           -------------

                (a) Remedies.  In the event of a breach by the Company of any of
                    --------
its obligations under this Agreement, each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, they shall waive the defense that a remedy at law would be adequate.

                (b) No Inconsistent Agreements.  The Company shall not, on or
                    --------------------------
after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

                (c) Amendments and Waivers.  The provisions of this Agreement,
                    ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented (other than to cure any ambiguity or correct or supplement any provision herein), and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of holders of a majority of the then outstanding amount of Registrable Securities, except in the case of the Purchaser prior to distribution of the LYONs to subsequent holders, then the consent of the Purchaser. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given, by holders of at least a majority in amount of the Registrable Securities being sold by such holders.

                (d) Notices.  All notices and other communications provided for
                    -------
or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, or telecopier:

               (i) if to a holder of Registrable Securities, at the most current address given by such holder to the Company in accordance with the provisions of this Section 8(d), except with respect to the Purchaser prior to distribution of the LYONs, then to the Purchaser at the address set forth on the first page of the Purchase Agreement; and

               (ii) if the Company, to Attention: General Counsel, Hewlett-Packard Company, 3000 Hanover Street, Palo Alto, California 94304.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being sent by next-day air courier; and when receipt acknowledged, if telecopied.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the person giving the same to the Trustee under the Indenture at the address specified in such Indenture.

                (e) Successors and Assigns.  This Agreement shall inure to the
                    ----------------------
benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of Registrable Securities.

                (f) Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                (g) Headings.  The headings in this Agreement are for
                    --------
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                (h) GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                    -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                (i) Severability.  If any term, provision, covenant or
                    ------------
restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

                (j) Entire Agreement.  This Agreement is intended by the parties
                    ----------------
as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                (k) Securities Held by the Company or its Affiliates. Whenever
                    ------------------------------------------------
the consent or approval of holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or any of its affiliates shall not be counted in determining whether such consent or approval was given by the holders of such required percentage or amount.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                HEWLETT-PACKARD COMPANY



                                By:
                                     -----------------------------------
                                     Name:
                                     Title:


                                MERRILL LYNCH & CO.
                                MERRILL LYNCH, PIERCE, FENNER
                                 & SMITH INCORPORATED



                                By:
                                     -----------------------------------
                                     Name:
                                     Title: